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                                                                   Exhibit 23.2
                             ACCOUNTANTS' CONSENT

The Board of Directors
Telegroup, Inc.:

  We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                          KPMG Peat Marwick LLP

Lincoln, Nebraska
May 23, 1997